Exhibit 99.1

STATEMENT OF CHIEF EXECUTIVE OFFICER UNDER 18 U.S.C. § 1350

In connection with the filing of the Quarterly Report of First Northern Community Bancorp (the “Company”) on Form 10-Q for the period ending September 30, 2002 (the “Report”), I, Owen J. Onsum, the chief executive officer of the Company, certify pursuant to section 1350 of chapter 63 of title 18 of the United States Code that, to the best of my knowledge,

(i)  the Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, and

(ii)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ OWEN J. ONSUM
Owen J. Onsum

November 13, 2002